Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

Golub Capital BDC, Inc. Prices Public Offering of $400 Million 2.500% Notes Due 2026

NEW YORK, NY, February 17, 2021 – Golub Capital BDC, Inc. (the “Company,” “we,” “us” or “our”), a business development company (NASDAQGS: GBDC), announced that it has priced an underwritten public offering of $400 million in aggregate principal amount of 2.500% notes due 2026. The notes will mature on August 24, 2026 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.

SMBC Nikko Securities America, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and SG Americas Securities, LLC are acting as joint book-running managers for this offering. The offering is expected to close on February 24, 2021, subject to customary closing conditions.

The Company expects to use the net proceeds of this offering primarily to initially repay outstanding indebtedness. The indebtedness the Company may repay with the net proceeds of this offering includes amounts outstanding under its revolving credit facilities. The Company may reborrow under its revolving credit facilities for general corporate purposes, which may include repaying some of the debentures of the Company’s small business investment company subsidiaries and investing in portfolio companies in accordance with its investment strategy.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated February 17, 2021 and the accompanying prospectus dated June 26, 2019, each of which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com. or J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081.

ABOUT GOLUB CAPITAL BDC, INC.

The Company is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company invests primarily in one-stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. The Company’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a market-leading, award-winning direct lender and credit asset manager, with over $35 billion of capital under management. Golub Capital specializes in delivering reliable, creative and compelling financing solutions to middle market companies backed by private equity sponsors. The firm’s credit expertise also forms the foundation of its Late Stage Lending business and its Broadly Syndicated Loan investment program. Across its activities, Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from its private equity sponsor clients and investors. Founded over 25 years ago, Golub Capital today has over 500 employees and lending offices in Chicago, New York, San Francisco and London.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements may include statements as to: our future operating results and distribution projections; our business prospects and the prospects of our portfolio companies; and the impact of the investments that we expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K and our quarterly report on Form 10-Q. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in or impact on our business and operations, our portfolio companies’ business and operations, the economy or financial markets generally due to terrorism, natural disasters, or health pandemics, including the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.

We have based the forward-looking statements included in this press release on information available to us on the date of this press release, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Investor Contact:

Ross Teune

312-284-0111

rteune@golubcapital.com

Source: Golub Capital BDC, Inc.